                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                      ----------------------------------

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


         June 22, 1998                                        0-21537
---------------------------------              ---------------------------------
         Date of Report                              Commission File Number
(Date of earliest event reported)



                           PACIFIC BIOMETRICS, INC.
            (Exact name of registrant as specified in its charter)



             Delaware                                         93-1211114
---------------------------------              ---------------------------------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                        Identification Number)



                       1370 Reynolds Avenue, Suite 119
                           Irvine, California 92614
        -----------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)



                                (714) 263-9933
        -----------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.

1. On June 22, 1998, Pacific Biometrics, Inc. (the "Company") received the written resignation of Coopers & Lybrand L.L.P. ("C&L") as the Company's independent auditors.


2. During the Company's two most recent fiscal years ended June 30, 1997, C&L's reports on the Company's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

    C&L's report dated September 5, 1996 (issued prior to the Company's initial public offering of securities), on the Company's financial statements for the fiscal year ended June 30, 1996 contained the following paragraph:

        "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 18 to the financial statements, the Company had experienced recurring losses from operations and cash flow shortages, and has reported deficiencies in working capital and stockholders' equity. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 18. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

3. During the Company's two most recent fiscal years ended June 30, 1997, and through June 22, 1998, there were no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of C&L, would have caused it to make reference to the subject matter of the disagreement in connection with its report, except that the Company, based on a review by C&L of the Company's unaudited financial statements, amended a press release which previously reported third quarter results. In an amended press release, the Company reported a non-cash adjustment of $187,400, reflecting accelerated depreciation of certain license rights, which adjustments increased losses by a like amount. Additionally, the Company increased its loss per share by $0.26 as a result of such accelerated depreciation and an adjustment for imputed dividends associated with the grant of an option to acquire preferred stock. Such amended results were included in the Company's Quarterly Report on Form 10-QSB as filed with the Commission on May 15, 1998.

4. The Company has requested C&L to furnish it with a letter addressed to the Securities and Exchange Commission stating whether C&L agrees with the statements contained in the second and third paragraphs above. A copy of the letter from C&L to the Securities and Exchange Commission is filed as Exhibit 1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  not applicable

         (b)  not applicable

         (c)  Exhibit:

              (1) Letter from C&L to the Securities and Exchange Commission dated June 26, 1998.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 26, 1998               PACIFIC BIOMETRICS, INC.


  By:      /s/Paul G. Kanan
                                        -------------------------------------
                                  Name:  Paul G. Kanan
                                  Title: President and Chief Executive Officer